SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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                          Date of Report: June 2, 2003

                          ELITE FLIGHT SOLUTIONS, INC.
                          ----------------------------
                       (FORMERLY CARCORP USA CORPORATION)
               (Exact Name of Registrant as Specified in Charter)


          DELAWARE                   333-73286                   26-0003788
          --------                   ---------                   ----------
(State or other jurisdiction        (Commission              (IRS Employer
      of incorporation)             File Number)            Identification No.)


5550 BEE RIDGE ROAD, SUITE E-3 SARASOTA, FLORIDA                 34233
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(Address of principal executive offices)                       (Zip code)

Registrant's telephone number, including area code:          (941) 343-9966
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

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

      On June 2, 2003, Elite Flight Solutions, Inc. (formerly Carcorp USA Corporation) (the "Registrant"), a Delaware Corporation, filed with the Securities and Exchange Commission on Form 8-K, an announcement that the Registrant had entered into a share exchange agreement with Elite Flight Solutions, Inc., a Nevada corporation ("Elite"), and the shareholders of Elite. The Registrant is filing the financial statements required by Regulation S-X as a result of the merger with this amended Form 8-K/A.

      (a)   FINANCIAL STATEMENTS.


Audited financial statements for the fiscal year ended June 30, 2003 are provided herewith as Exhibit 99.1.


      (b)   PRO FORMA FINANCIAL INFORMATION.

Pro forma financial statements are included in the attached financial statements under note 2.


      (c)   EXHIBITS.


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      EXHIBIT
      NO.       DESCRIPTION                                    LOCATION
      --------- ---------------------------------------------- -----------------

      --------- ---------------------------------------------- -----------------
      99.1      Financial statements for the fiscal            Provided herewith
                year ended June 30, 2003, including pro
                forma financial statements

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           ELITE FLIGHT SOLUTIONS, INC



Date:  August 18, 2003                     By: /s/ GREGORY LOVE
                                               -----------------------------
                                           Name: Gregory Love
                                           Its:  President



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